UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2009

Roberts Realty Investors, Inc.
 (Exact name of registrant as specified in its charter)

Georgia	001-13183	58-2122873
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302 Sandy Springs, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 394-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Until April 8, 2009, Roberts Realty Investors, Inc. had two loans from Wachovia Bank, N.A. that were scheduled to mature on April 30, 2009. These two loans totaled $12,252,000: a $8,175,000 loan secured by our 23.5-acre parcel fronting Peachtree Parkway (Highway 141) in Gwinnett County, Georgia (the “Peachtree Parkway Loan”); and a $4,077,000 loan secured by our 38.2-acre property on Georgia Highway 20 in Cumming, Georgia (the “Highway 20 Loan”). We obtained a loan commitment on March 19, 2009 from Touchmark National Bank to provide a $3,500,000 loan to refinance the Highway 20 Loan, subject to customary closing conditions. On April 8, 2009, we closed the Touchmark loan and repaid the Highway 20 Loan in full, using the loan proceeds and our working capital. Consistent with our financial strategy to deleverage our balance sheet and extend our debt maturities well into 2010, we reduced our debt by $577,000.

In April 2008, to provide additional security for both the Highway 20 and Peachtree Parkway Loans, we granted Wachovia a security interest in our previously unencumbered 9.84-acre North Springs property on Peachtree Dunwoody Road in Sandy Springs, Georgia. We also entered into agreements with Wachovia that provided that the Peachtree Parkway and Highway 20 Loans were cross-defaulted and that each of the three properties secured both loans. In connection with the early repayment of the Highway 20 Loan as described in this report, Wachovia released its security interest in the Highway 20 land. Accordingly, the previously reported material agreements related to the cross-default and cross-collateralization of the loans were effectively amended to the extent that (a) only the Peachtree Parkway Loan remains outstanding with Wachovia; and (b) the Peachtree Parkway Loan is now secured by only the Peachtree Parkway property and the North Springs property.

We have concluded that the Touchmark loan is not required to be disclosed as a material definitive agreement under Item 1.01 or as a direct financial obligation that is material to the registrant under Item 2.03 of Form 8-K.

Item 8.01 Other Events.

We described the refinancing in a press release issued on April 9, 2009, a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press release issued by Roberts Realty Investors, Inc. on April 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: April 9, 2009

By:   /s/ Charles R. Elliott
Charles R. Elliott
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release issued by Roberts Realty Investors, Inc. on April 9, 2009.

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